EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Towne Services, Inc.'s previously filed Registration Statement File No. 333-39892.






/s/ Arthur Andersen LLP
---------------------------------
Arthur Andersen LLP

Atlanta, Georgia
March 29, 2001